CDC NVEST STAR GROWTH FUND

SUPPLEMENT DATED FEBRUARY 8, 2002 TO CDC NVEST STAR GROWTH FUND CLASSES A, B AND
    C AND CLASS Y PROSPECTUSES EACH DATED NOVEMBER 19, 2001 AS SUPPLEMENTED
                      JANUARY 1, 2002 (THE "PROSPECTUSES")


Effective January 2002, David Chu, David Reidinger, Dennis Lynch and David Cohen will co-manage Miller Anderson's segment of the CDC Nvest Star Growth Fund. Accordingly, the section of the Prospectuses entitled "Meet the Fund's Portfolio Managers" is updated as follows:

DAVID  REIDINGER
David Reidinger has co-managed the Star Growth Fund since January 2002. Mr. Reidinger, Vice President of MSIM, joined the firm in 2000. Prior to joining the firm, he was a Senior Equity Analyst at Tiger Management from 1998 through 2000. From 1996 through 1998, he was attending Columbia University. Mr. Reidinger was also an Equity Research Analyst at Goldman, Sachs & Co. from 1993 through 1996. Mr. Reidinger received a B.A. from Fordham University and an M.B.A. from Columbia University. He has 7 years of investment experience.

DENNIS  LYNCH
Dennis Lynch has co-managed the Star Growth Fund since January 2002. Mr. Lynch, Vice President of MSIM, joined the firm in 1997. Prior to joining the firm, he was a Side Sell Analyst at JP Morgan Securities from 1994 through 1996. Mr. Lynch received a B.A. from Hamilton College and an M.B.A. from Columbia University. He has 8 years of investment experience.

DAVID COHEN
David Cohen has co-managed the Star Growth Fund since January 2002. Mr. Cohen, Vice President of MSIM, joined the firm as a research analyst in 1993. He has a B.S. from Pace University. He has 16 years of investment experience.




                                                                      SP165-0102